THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 23, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 06-C3

Settlement    04/10/06
Dated Date    03/11/06
1st Payment   04/15/06

                                                Interest
                                Coupon          Accrual                      Initial               %
      S&P  Moody's              Type            Basis    Rated Final  Sub %  Coupon  Size          of Deal Window      Avg Life
-------------------------------------------------------------------------------------------------------------------------------

A1    AAA  Aaa     Public       Fixed           30/360        Mar-32 30.000% 5.32500    43,000,000    2.5% 04/06-02/11     2.76
A2    AAA  Aaa     Public       Fixed           30/360        Mar-32 30.000% 5.36000   143,000,000    8.3% 02/11-04/11     4.88
A3    AAA  Aaa     Public       Fixed           30/360        Mar-32 30.000% 5.50900    20,000,000    1.2% 12/12-05/13     6.80
AAB   AAA  Aaa     Public       Fixed (WAC Cap) 30/360        Mar-32 30.000% 5.47100    59,000,000    3.4% 04/11-06/15     7.17
A4    AAA  Aaa     Public       Fixed (WAC Cap) 30/360        Mar-32 30.000% 5.47100   523,233,000   30.4% 06/15-02/16     9.69
A1A   AAA  Aaa     Public       Fixed (WAC Cap) 30/360        Mar-32 30.000% 5.44400   415,903,000   24.2% 04/06-02/16     8.19
AM    AAA  Aaa     Public       Fixed (WAC Cap) 30/360        Mar-32 20.000% 5.52100   172,019,000   10.0% 02/16-02/16     9.85
AJ    AAA  Aaa     Public       Fixed (WAC Cap) 30/360        Mar-32 13.875% 5.56100   105,362,000    6.1% 02/16-03/16     9.93
B     AA+  Aa1     Public       WAC - __%       30/360        Mar-38 13.000% 5.68441    15,052,000    0.9% 03/16-03/16     9.93
C     AA   Aa2     Public       WAC - __%       30/360        Mar-38 11.625% 5.69441    23,653,000    1.4% 03/16-03/16     9.93
D     AA-  Aa3     Public       WAC - __%       30/360        Mar-38 10.625% 5.72441    17,202,000    1.0% 03/16-03/16     9.93
E     A+   A1      Public       WAC - __%       30/360        Mar-38  9.875% 5.76441    12,901,000    0.7% 03/16-03/16     9.93
F     A    A2      Public       WAC - __%       30/360        Mar-38  8.625% 5.79441    21,503,000    1.3% 03/16-03/16     9.93
XCL   AAA  Aaa     Private/144A Variable IO     30/360        Mar-38     N/A 0.07610 1,720,194,980         04/06-05/20     8.72
XCP   AAA  Aaa     Public       Variable IO     30/360        Mar-38     N/A 0.50801 1,554,940,000         03/07-03/13     5.63
G     A-   A3      Private/144A WAC - __%       30/360        Mar-38  7.250% 5.89441    23,652,000    1.4% 03/16-03/16     9.93
H     BBB+ Baa1    Private/144A WAC - __%       30/360        Mar-38  6.250% 6.02441    17,202,000    1.0% 03/16-03/16     9.93
J     BBB  Baa2    Private/144A WAC - __%       30/360        Mar-38  5.000% 6.02441    21,503,000    1.3% 03/16-04/16    10.01
K     BBB- Baa3    Private/144A WAC - __%       30/360        Mar-38  3.875% 6.02441    19,352,000    1.1% 04/16-04/16    10.01
L     BB+  Ba1     Private/144A Fixed (WAC Cap) 30/360        Mar-38  3.375% 5.17000     8,601,000    0.5% 04/16-04/16    10.01
M     BB   Ba2     Private/144A Fixed (WAC Cap) 30/360        Mar-38  2.875% 5.17000     8,601,000    0.5% 04/16-04/16    10.01
N     BB-  Ba3     Private/144A Fixed (WAC Cap) 30/360        Mar-38  2.375% 5.17000     8,601,000    0.5% 04/16-04/16    10.01
P     B+   NR      Private/144A Fixed (WAC Cap) 30/360        Mar-38  2.000% 5.17000     6,451,000    0.4% 04/16-04/16    10.01
Q     B    NR      Private/144A Fixed (WAC Cap) 30/360        Mar-38  1.625% 5.17000     6,450,000    0.4% 04/16-04/16    10.01
S     B-   NR      Private/144A Fixed (WAC Cap) 30/360        Mar-38  1.375% 5.17000     4,301,000    0.3% 04/16-04/16    10.01
T     NR   NR      Private/144A Fixed (WAC Cap) 30/360        Mar-38     N/A 5.17000    23,652,980    1.4% 04/16-05/20    11.33
FTH-1 NR   Baa2    Private/144A WAC             30/360                   N/A 5.27963     3,565,305         06/08-08/14     5.44
FTH-2 NR   Ba2     Private/144A WAC             30/360                   N/A 5.27963    11,000,000         08/14-06/15     9.16
FTH-3 NR   B2      Private/144A WAC             30/360                   N/A 5.27963    11,400,000         06/15-06/15     9.18
FTH-4 NR   B3      Private/144A WAC             30/360                   N/A 5.27963     3,000,000         06/15-06/15     9.18
FTH-5 NR   NR      Private/144A WAC             30/360                   N/A 5.27963     9,700,000         06/15-06/15     9.18
NBT-1 BBB  NR      Private/144A WAC             30/360                   N/A 5.85274       485,318         02/08-03/12     3.93
NBT-2 BB   NR      Private/144A WAC             30/360                   N/A 5.85274     2,669,248         03/12-01/16     9.36
NBT-3 B    NR      Private/144A WAC             30/360                   N/A 5.85274     1,455,953         01/16-01/16     9.76
NBT-4 B-   NR      Private/144A WAC             30/360                   N/A 5.85274       485,318         01/16-01/16     9.76
NBT-5 NR   NR      Private/144A WAC             30/360                   N/A 5.85274     3,771,206         01/16-01/16     9.76

Call: 1% of Original balance (including non-pooled split loan balances)

Interest Reserve is 1 days interest at the Gross Rate for all loans except at
(Gross Rate - 0.01%) for 888 7th Ave.

Penalties allocated to Classes A1 through K using base interest fraction. On and prior to 3/2009, 85%/15% of remaining to XCL/XCP. Thereafter, 100% of remaining to XCL.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 23, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

888 SEVENTH AVENUE   UPB              Gross Cpn
-------------------------------------------------------------
A1                   145,894,000.00   5.7050000
A2                   145,894,000.00   5.7050000
B                     26,766,000.00   5.7050000
-------------------------------------------------------------
WL                   318,554,000.00   5.7050000 Interest-Only

Principal is allocated prorata between A1 & A2 then sequentially to B.

623 FIFTH            UPB             Gross Cpn   Mthly Pmt
-----------------------------------------------------------
POOLED PORTION       56,334,695.00   5.7040000
NON-POOLED PORTION   38,665,305.00   5.1290700
-----------------------------------------------------------
WL                   95,000,000.00   5.4700016   537,613.00

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake    UPB
------------------
FTH-1    3,565,305
FTH-2   11,000,000
FTH-3   11,400,000
FTH-4    3,000,000
FTH-5    9,700,000
        38,665,305

The principal is sequential within the rakes

NORTHBOROUGH         UPB             Gross Cpn   Mthly Pmt
-----------------------------------------------------------
POOLED PORTION       12,132,957.00   5.6600000
NON-POOLED PORTION    8,867,043.00   5.6836830
-----------------------------------------------------------
WL                   21,000,000.00   5.6699999   121,485.15

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake    UPB
-----------------
NBT-1     485,318
NBT-2   2,669,248
NBT-3   1,455,953
NBT-4     485,318
NBT-5   3,771,206
        8,867,043

The principal is sequential within the rakes

                                                          ADDITIONAL
ADD'L AMORTIZATION LOANS   BALANCE         ON AND AFTER    PRINCIPAL
--------------------------------------------------------------------
1010 Second Ave            39,945,719.30      3/11/2006    54,280.70
Queensbury                 37,250,000.00      5/11/2011    36,248.43
University Tower           31,500,000.00      4/11/2011    35,094.31
Rio Santa Fe Apartments    26,700,000.00      3/11/2011    28,674.64
Advance Tower              25,600,000.00      4/11/2011    27,386.38
Maple Hill Apartments      23,350,000.00      5/11/2009    26,420.51
950 Herndon Parkway        18,500,000.00      2/11/2009    22,043.53
Westwood Office Center     16,983,000.00      3/11/2011    19,117.03
400 South Sepulveda         9,750,000.00      3/11/2012    10,971.65

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 23, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

                                                                                                          PENALTY        YM
PROPERTY NAME                         POOLED BALANCE    NET INT 0 CPR   NET INT 100 CPY  NET INT 100 CPR  100 CPR        TYPE
---------------------------------------------------------------------------------------------------------------------------------

888 Seventh Avenue                      145,894,000.00   82,767,980.25    79,957,583.60    79,957,583.60
Station Place II                        105,870,750.53   69,153,745.39    67,528,246.40    67,528,246.40
200 South Wacker Drive                   95,500,000.00   26,253,488.51    24,910,119.19       452,675.31   4,017,575.36  Int Diff
Eastpoint Mall                           95,000,000.00   52,168,858.59    50,935,226.47    50,935,226.47
Spring Creek Apartments                  60,000,000.00   16,754,760.00    15,882,391.67       293,961.67   2,955,527.33  Int Diff
Marriott Hotel - Orlando Airport         59,000,000.00   32,778,811.27    31,981,918.22    31,981,918.22
623 Fifth Avenue                         56,334,695.00   28,912,775.29    27,459,367.52    27,459,367.52
The Time Hotel                           55,000,000.00   31,010,701.20    30,266,962.63    30,266,962.63
1 Allen Bradley Drive                    52,700,000.00   30,423,519.69    29,665,648.31       258,196.33   4,658,572.22  Int Diff
1010 Second Avenue                       39,945,719.30   20,562,518.37    20,085,235.96    20,085,235.96
Queensbury Portfolio                     37,250,000.00   24,309,133.61    23,930,391.80    23,930,391.80
Dacra Portfolio                          34,000,000.00   20,212,603.09    19,908,333.43    19,908,333.43
Cypress Financial Center                 33,000,000.00   18,304,911.96    18,304,911.96    18,304,911.96
University Towers                        31,500,000.00   18,169,158.11    17,738,718.31    17,738,718.31
Rio Santa Fe Apartments                  26,700,000.00   15,907,723.61    15,530,374.42    15,530,374.42
Rochester Apartments                     25,883,000.00   15,994,421.77    15,733,370.14    15,733,370.14
Advance Tower                            25,600,000.00   15,312,767.00    14,949,241.73    14,949,241.73
Maple Hill Apartments                    23,350,000.00   13,983,406.29    13,659,492.06    13,659,492.06
IBM Distribution Facilty                 22,750,000.00    7,086,274.37     6,764,284.29     6,764,284.29
Knoxville Hilton                         20,412,516.01   10,516,633.67    10,267,136.99    10,267,136.99
950 Herndon Parkway                      18,500,000.00   10,295,165.36    10,048,626.97    10,048,626.97
Windridge Apartments                     18,200,000.00    9,929,493.14     9,688,340.03     9,688,340.03
Sunchase Apartments                      18,000,000.00    9,915,151.14     9,915,151.14        88,498.50   1,600,567.18  Int Diff
Meadows at Westbrook                     17,840,000.00   10,825,973.34    10,649,464.03    10,649,464.03
Westwood Office Center                   16,983,000.00    9,664,328.86     9,431,095.21     9,431,095.21
Tiburon Apartments                       15,840,000.00    4,169,967.56     3,876,915.24     3,876,915.24
Green Caye                               14,730,116.75    8,060,403.16     7,873,844.17     7,873,844.17
Rocky Point Hotel Portfolio              14,100,000.00    5,680,552.07     5,612,607.76     5,612,607.76
The Summit                               13,600,000.00    7,419,841.03     7,239,638.70     7,239,638.70
Northborough Tower                       12,132,957.00    6,522,797.73     6,368,477.98     6,368,477.98
Best Western Soldiers Field              12,000,000.00    6,414,502.18     6,370,587.19     6,370,587.19
313-321 W. 37th Street                   11,750,000.00    3,350,444.94     3,007,566.23     2,670,298.15     120,735.28  Int Diff
Robinson Crossing                        11,687,209.32    5,800,619.29     5,662,015.25     5,662,015.25
5435 Balboa                              11,000,000.00    6,540,291.19     6,386,566.05     6,386,566.05
Lodge on Perrin Creek                    10,700,000.00    5,816,281.89     5,675,053.39     5,675,053.39
The Willows on Rosemeade                 10,380,000.00    2,732,592.38     2,540,554.31     2,540,554.31
College Industrial Park                   9,968,095.67    5,054,546.08     4,942,828.21     4,942,828.21
Vanguard Center                           9,759,499.37    5,191,196.51     5,191,196.51     5,191,196.51

400 South Sepulveda                       9,750,000.00    5,427,257.22     5,295,199.78     5,295,199.78
Glens Falls Hospital Building             9,700,000.00    5,637,372.44     5,498,123.28     5,498,123.28
Cory Building                             9,450,000.00    6,296,831.77     6,247,880.98     6,247,880.98
Courtyard at Pleasant Run                 9,267,373.06    4,986,944.96     4,986,944.96     4,986,944.96
Enclave at Valley Ranch                   9,100,000.00    2,395,625.30     2,227,268.22     2,227,268.22
Creekwood                                 8,800,000.00    2,316,648.64     2,153,841.80     2,153,841.80
Newberry Crossing                         8,750,000.00    4,862,404.56     4,862,404.56     4,862,404.56
City Centre                               8,646,000.00    6,927,707.37     6,486,716.18       643,085.88   1,070,722.51  Int Diff
Del Rey Apartments                        8,600,000.00    4,795,126.75     4,755,891.75     4,755,891.75
Hampton Bay Apartments                    8,580,000.00    2,258,732.43     2,099,995.76     2,099,995.76
Interline Portfolio - Nashville           8,516,286.68    4,502,347.01     4,401,149.47     4,401,149.47
Hilton Garden Inn - Chattanooga           8,484,787.08    4,528,937.83     4,461,949.51     4,461,949.51
Bridgeworks Retail                        8,400,000.00    2,581,456.99     2,457,191.29     2,457,191.29
Parkway Commons                           8,400,000.00    4,667,077.75     4,667,077.75     4,667,077.75
Alderwood Apartments                      8,250,000.00    4,219,668.66     4,219,668.66     4,219,668.66
151 West 25th Street                      8,000,000.00    4,469,272.67     4,358,876.89     4,358,876.89
Quality Inn Cookstown                     7,500,000.00    3,960,182.23     3,904,086.42     3,904,086.42
Kuakini Self Storage                      7,380,000.00    4,190,228.11     4,095,797.31     4,095,797.31
BRT Self Storage                          7,134,468.96    3,911,551.61     3,880,764.74     3,880,764.74
80 University Place                       7,000,000.00    3,732,471.10     3,647,972.50       795,036.74     502,060.61  Int Diff
La Mirada Plaza                           7,000,000.00    3,527,764.98     3,527,764.98     3,527,764.98
Peachtree Square Industrial               6,920,000.00    4,055,214.54     4,022,798.17     4,022,798.17
6600 College Boulevard                    6,900,000.00    3,729,891.36     3,671,417.49     3,671,417.49
Northwest 36th Street                     6,750,000.00    4,075,201.48     4,013,771.05     4,013,771.05
Hampton Inn - Beaumont                    6,729,459.35    3,484,130.59     3,403,059.47     3,403,059.47
Crossroads Shopping Center                6,684,788.90    3,521,055.11     3,439,007.97     1,443,092.10     378,695.91  Int Diff
Woodland Village Townhomes                6,650,000.00    3,593,167.85     3,593,167.85     3,593,167.85
Crosby Creek Apartments                   6,640,000.00    3,590,998.61     3,417,285.31     1,417,991.29     417,200.91  Int Diff
Southpointe Commons Shopping Center       6,491,015.07    3,394,838.31     3,394,838.31     3,394,838.31
St. Mary's Plaza                          6,160,980.81    3,245,151.44     3,169,533.37     1,330,013.98     349,021.97  Int Diff
Colony Park Apartments                    6,159,358.60    2,847,966.14     2,778,910.89     2,778,910.89
Glendale Food City Shopping Center        6,111,094.33    3,218,874.90     3,143,869.13     1,319,244.63     346,195.88  Int Diff
Hampton Inn - Augusta West                5,989,076.54    3,090,827.30     3,090,827.30     3,090,827.30
700 Reed Road                             5,900,000.00    3,101,437.94     3,101,437.94     3,101,437.94
100 South Anaheim                         5,800,000.00    3,045,516.22     3,045,516.22     3,045,516.22
The Waterfront                            5,700,000.00    2,976,107.06     2,928,667.52     2,928,667.52
Pebble Walk Apartments                    5,693,763.39    2,489,396.06     2,470,368.32     2,470,368.32
Ken's Korner Shopping Center              5,492,857.62    3,211,739.34     3,161,403.37     3,161,403.37
Metropolitan Apartments                   5,376,606.24    2,727,878.45     2,663,243.07     2,663,243.07
Summer Glen Apartments                    5,350,000.00    2,804,069.62     2,781,961.77     2,781,961.77
Decatur Hacienda Business Center          4,993,335.51    2,787,937.12     2,787,937.12     2,787,937.12
Comfort Inn - Jamestown                   4,885,474.90    2,735,141.38     2,735,141.38     2,735,141.38
Wingate Inn - Augusta                     4,841,170.20    2,498,418.53     2,498,418.53     2,498,418.53
6931-6939 Van Nuys Blvd                   4,777,186.49    2,561,875.13     2,561,875.13     2,561,875.13
New England Building                      4,600,000.00    2,482,014.20     2,423,395.51     2,423,395.51
Storage Depot North                       4,570,851.01    2,167,428.97     2,167,428.97     2,167,428.97
Capital Self Storage - Mechanicsburg      4,550,000.00    2,444,601.97     2,389,223.55     2,389,223.55
Villas of Southland                       4,493,759.81    2,336,701.86     2,282,849.44     2,282,849.44
Wells Fargo                               4,200,000.00    2,401,171.85     2,340,213.40     2,340,213.40
Walgreens - Humble                        3,868,000.00    2,441,004.55     2,380,197.33     2,380,197.33

Southampton                               3,750,000.00    2,202,400.68     2,152,124.11        19,987.19     480,205.86  Int Diff
CVS - Nashville                           3,750,000.00    2,252,381.25     2,196,272.81     2,196,272.81
Eckerd - Durham                           3,731,000.00    2,005,679.06     1,953,434.59     1,953,434.59
Eldridge Self Storage                     3,600,000.00    1,934,190.93     1,934,190.93     1,934,190.93
Capital Self Storage - Enola              3,550,000.00    1,907,326.99     1,864,119.64     1,864,119.64
Forest Mart Shopping Center               3,407,115.75      974,221.10       974,221.10       974,221.10
Lumberton & Silsbee                       3,392,280.95    1,786,804.31     1,786,804.31     1,786,804.31
Tropical Village Apartments               3,386,369.17    1,854,652.12     1,839,780.00     1,839,780.00
Westridge Office Park                     3,375,000.00      991,282.05       944,031.77       944,031.77
Century Apartments                        3,289,892.70    1,746,956.52     1,733,914.91     1,733,914.91
Fraser Valley Shopping Center             3,100,000.00    1,791,106.84     1,776,410.21     1,776,410.21
Shops at Scenic Highway                   3,000,000.00    1,648,464.63     1,648,464.63     1,648,464.63
Woischke MHP                              2,993,646.48    1,704,407.52     1,664,430.15     1,664,430.15
520 James Street                          2,894,710.23    1,488,216.09     1,488,216.09     1,488,216.09
Lemay Business Park                       2,718,803.25    1,414,445.51     1,403,361.97     1,403,361.97
Capital Self Storage - Dover              2,500,000.00    1,343,188.08     1,312,760.36     1,312,760.36
Capital Self Storage - Hanover            2,400,000.00    1,289,460.62     1,260,250.01     1,260,250.01
Interline Portfolio - Bristol             2,396,141.62    1,266,780.02     1,238,307.08     1,238,307.08
Best Western Arlington                    2,286,259.69    1,169,143.44     1,169,143.44     1,169,143.44
Interline Portfolio - El Paso             2,196,463.15    1,161,214.91     1,135,114.72     1,135,114.72
Best Western - Amsterdam                  2,188,701.08    1,326,805.36     1,316,569.61     1,316,569.61
Athens Shopping Center                    2,147,040.62    1,131,558.84     1,122,779.09     1,122,779.09
Rockwall Town Center Phase ll             2,082,691.22    1,003,593.58       995,568.61       995,568.61
North Side Manor Apartments               2,025,000.00    1,163,742.57     1,136,338.45     1,136,338.45
Rice Street Business Center               2,000,000.00    1,073,708.57     1,065,235.20     1,065,235.20
Tuffy Auto Center                         1,895,832.17    1,028,007.86     1,028,007.86     1,028,007.86
Armata's Plaza                            1,815,840.87      939,247.90       917,373.85       917,373.85
Liberty Point                             1,700,000.00      949,730.59       928,144.08       928,144.08
Townhomes at Mallard Creek                1,696,184.45      891,331.18       884,337.16       884,337.16
Interline Portfolio - Orlando             1,617,395.59      855,076.27       835,857.05       835,857.05
Sunrise Village                           1,395,717.89      541,699.85       523,281.08       523,281.08
Spata Plaza                               1,118,111.82      668,892.25       663,895.45       663,895.45
Alcom Industrial                          1,000,000.00      483,570.76       476,277.50       476,277.50
Monroe Road Mini Storage                    998,663.02      549,015.50       549,015.50       549,015.50
Interline Portfolio - Birmingham            998,392.35      527,825.12       515,961.39       515,961.39
Interline Portfolio - Phoenix               948,472.73      501,433.84       490,163.30       490,163.30
                                      1,720,194,980.30  896,791,270.86   874,957,973.15   776,852,669.81  16,897,081.00
                                                        897,223,807.58   875,374,346.97   777,269,043.63

TSY    YIELDS
----   ------
6 mo    4.722
2yr     4.618
3yr     4.622
5yr     4.595
10yr    4.643
30yr    4.693

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 23, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date   Balance
-----------------   -------------

April-06            59,000,000.00    1.00
May-06              59,000,000.00    2.00
June-06             59,000,000.00    3.00
July-06             59,000,000.00    4.00
August-06           59,000,000.00    5.00
September-06        59,000,000.00    6.00
October-06          59,000,000.00    7.00
November-06         59,000,000.00    8.00
December-06         59,000,000.00    9.00
January-07          59,000,000.00   10.00
February-07         59,000,000.00   11.00
March-07            59,000,000.00   12.00
April-07            59,000,000.00   13.00
May-07              59,000,000.00   14.00
June-07             59,000,000.00   15.00
July-07             59,000,000.00   16.00
August-07           59,000,000.00   17.00
September-07        59,000,000.00   18.00
October-07          59,000,000.00   19.00
November-07         59,000,000.00   20.00
December-07         59,000,000.00   21.00
January-08          59,000,000.00   22.00
February-08         59,000,000.00   23.00
March-08            59,000,000.00   24.00
April-08            59,000,000.00   25.00
May-08              59,000,000.00   26.00
June-08             59,000,000.00   27.00
July-08             59,000,000.00   28.00
August-08           59,000,000.00   29.00
September-08        59,000,000.00   30.00
October-08          59,000,000.00   31.00
November-08         59,000,000.00   32.00
December-08         59,000,000.00   33.00

January-09          59,000,000.00   34.00
February-09         59,000,000.00   35.00
March-09            59,000,000.00   36.00
April-09            59,000,000.00   37.00
May-09              59,000,000.00   38.00
June-09             59,000,000.00   39.00
July-09             59,000,000.00   40.00
August-09           59,000,000.00   41.00
September-09        59,000,000.00   42.00
October-09          59,000,000.00   43.00
November-09         59,000,000.00   44.00
December-09         59,000,000.00   45.00
January-10          59,000,000.00   46.00
February-10         59,000,000.00   47.00
March-10            59,000,000.00   48.00
April-10            59,000,000.00   49.00
May-10              59,000,000.00   50.00
June-10             59,000,000.00   51.00
July-10             59,000,000.00   52.00
August-10           59,000,000.00   53.00
September-10        59,000,000.00   54.00
October-10          59,000,000.00   55.00
November-10         59,000,000.00   56.00
December-10         59,000,000.00   57.00
January-11          59,000,000.00   58.00
February-11         59,000,000.00   59.00
March-11            59,000,000.00   60.00
April-11            57,065,664.56   61.00
May-11              55,863,000.00   62.00
June-11             54,783,000.00   63.00
July-11             53,570,000.00   64.00
August-11           52,480,000.00   65.00
September-11        51,384,000.00   66.00
October-11          50,157,000.00   67.00
November-11         49,051,000.00   68.00
December-11         47,814,000.00   69.00
January-12          46,697,000.00   70.00
February-12         45,575,000.00   71.00
March-12            44,185,000.00   72.00
April-12            43,041,000.00   73.00
May-12              41,766,000.00   74.00
June-12             40,611,000.00   75.00
July-12             39,325,000.00   76.00
August-12           38,159,000.00   77.00
September-12        36,988,000.00   78.00
October-12          35,687,000.00   79.00

November-12         34,504,000.00    80.00
December-12         34,400,000.00    81.00
January-13          34,200,000.00    82.00
February-13         34,000,000.00    83.00
March-13            33,800,000.00    84.00
April-13            33,600,000.00    85.00
May-13              33,359,457.67    86.00
June-13             32,151,000.00    87.00
July-13             30,817,000.00    88.00
August-13           29,598,000.00    89.00
September-13        28,373,000.00    90.00
October-13          27,022,000.00    91.00
November-13         25,786,000.00    92.00
December-13         24,424,000.00    93.00
January-14          23,175,000.00    94.00
February-14         21,921,000.00    95.00
March-14            20,303,000.00    96.00
April-14            19,036,000.00    97.00
May-14              17,644,000.00    98.00
June-14             16,364,000.00    99.00
July-14             14,960,000.00   100.00
August-14           13,669,000.00   101.00
September-14        12,371,000.00   102.00
October-14          10,949,000.00   103.00
November-14          9,639,000.00   104.00
December-14          8,205,000.00   105.00
January-15           6,883,000.00   106.00
February-15          5,554,000.00   107.00
March-15             3,868,000.00   108.00
April-15             2,525,000.00   109.00
May-15               1,059,000.00   110.00
June-15                        --   111.00

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 23, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

           415,903,000   43,000,000   143,000,000   20,000,000   59,000,000   523,233,000   172,019,000   105,362,000   15,052,000
End Date   A1A           A1           A2            A3           AAB          A4            AM            AJ            B
--------   -----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------   ----------

March-07   407,179,000   11,184,000   143,000,000   20,000,000   59,000,000   523,233,000   172,019,000   105,362,000   15,052,000
March-08   398,323,000           --   123,240,000   20,000,000   59,000,000   523,233,000   172,019,000   105,362,000   15,052,000
March-09   381,122,000           --    64,663,000   20,000,000   59,000,000   523,233,000   172,019,000   105,362,000   15,052,000
March-10   364,721,000           --     7,935,000   20,000,000   59,000,000   523,233,000   172,019,000   105,362,000   15,052,000
March-11   263,540,000           --            --           --           --   449,490,000   172,019,000   105,362,000   15,052,000
March-12   251,303,000           --            --           --           --   403,419,000   172,019,000   105,362,000   15,052,000
March-13   240,116,000           --            --           --           --   352,187,000   172,019,000   105,362,000   15,052,000

           23,653,000   17,202,000   12,901,000   21,503,000   23,652,000   Total
End Date   C            D            E            F            G            XCP Notional
--------   ----------   ----------   ----------   ----------   ----------   -------------

March-07   23,653,000   17,202,000   12,901,000   21,503,000   23,652,000   1,554,940,000
March-08   23,653,000   17,202,000   12,901,000   21,503,000   23,652,000   1,515,140,000
March-09   23,653,000   17,202,000   12,901,000   21,503,000   23,652,000   1,439,362,000
March-10   23,653,000   17,202,000   12,901,000   21,503,000   23,652,000   1,366,233,000
March-11   23,653,000   17,202,000   12,901,000   21,503,000                1,080,722,000
March-12   23,653,000   17,202,000    6,876,000                               994,886,000
March-13   21,553,000           --                                            906,289,000

Distribution   Reference
Date           Rate
------------------------
    04/15/06    5.99442
    05/15/06    5.79933
    06/15/06    5.99434
    07/15/06    5.79923
    08/15/06    5.99424
    09/15/06    5.99420
    10/15/06    5.79909
    11/15/06    5.99409
    12/15/06    5.79899
    01/15/07    5.78278
    02/15/07    5.78273
    03/15/07    5.83136
    04/15/07    5.99381
    05/15/07    5.79872
    06/15/07    5.99371
    07/15/07    5.79861
    08/15/07    5.99360
    09/15/07    5.99356
    10/15/07    5.79847
    11/15/07    5.99345
    12/15/07    5.79836
    01/15/08    5.99334
    02/15/08    5.78203
    03/15/08    5.81452
    04/15/08    5.99318
    05/15/08    5.79810
    06/15/08    5.99307
    07/15/08    5.79800
    08/15/08    5.99297
    09/15/08    5.99292
    10/15/08    5.79785
    11/15/08    5.99282
    12/15/08    5.79775
    01/15/09    5.78139
    02/15/09    5.78134
    03/15/09    5.83052
    04/15/09    5.99255
    05/15/09    5.79751
    06/15/09    5.99247
    07/15/09    5.79742
    08/15/09    5.99238
    09/15/09    5.99234
    10/15/09    5.79730
    11/15/09    5.99225
    12/15/09    5.79721
    01/15/10    5.78074
    02/15/10    5.78069

    03/15/10    5.83032
    04/15/10    5.99200
    05/15/10    5.79697
    06/15/10    5.99190
    07/15/10    5.79687
    08/15/10    5.99181
    09/15/10    5.99176
    10/15/10    5.79673
    11/15/10    5.99166
    12/15/10    5.79664
    01/15/11    5.79145
    02/15/11    5.79650
    03/15/11    5.87215
    04/15/11    6.02466
    05/15/11    5.82861
    06/15/11    6.02465
    07/15/11    5.82858
    08/15/11    6.02462
    09/15/11    6.02461
    10/15/11    5.82854
    11/15/11    6.02457
    12/15/11    5.82851
    01/15/12    6.02454
    02/15/12    5.80869
    03/15/12    5.84848
    04/15/12    6.02449
    05/15/12    5.82843
    06/15/12    6.02446
    07/15/12    5.82840
    08/15/12    6.02443
    09/15/12    6.02441
    10/15/12    5.82835
    11/15/12    6.02427
    12/15/12    5.82822
    01/15/13    5.80764
    02/15/13    5.80761
    03/15/13    5.86912

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.